UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2004

ACTION PERFORMANCE COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Arizona	0-21630	86-0704792

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1480 South Hohokam Drive, Tempe, Arizona 85281

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (602) 337-3700

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACTION PERFORMANCE COMPANIES, INC.

FORM 8-K

CURRENT REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) R. David Martin resigned as Chief Financial Officer, Secretary, Treasurer, and Director, effective October 8, 2004.

     On October 8, 2004, the Company issued a press release announcing the resignation of Mr. Martin as Chief Financial Officer, Secretary, Treasurer, and Director. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number
99.1	Press release from Action Performance Companies, Inc. dated October 8, 2004 titled “Action Performance Companies, Inc. Announces Resignation of Chief Financial Officer R. David Martin.”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2004

ACTION PERFORMANCE COMPANIES, INC.
By:	/s/ Fred W. Wagenhals
Fred W. Wagenhals
Chairman of the Board, President, and Chief Executive Officer

EXHIBIT INDEX

99.1	Press release from Action Performance Companies, Inc. dated October 8, 2004 titled “Action Performance Companies, Inc. Announces Resignation of Chief Financial Officer R. David Martin.”